UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

POWIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-160930 (Commission File Number)	87-0455378 (IRS Employer Identification No.)

6975 SW Sandburg Rd. Suite 326, Tigard, OR (Address of principal executive offices)	503-598-6659 (Registrant’s telephone number, including area code)	97223 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

On February 15, 2011, the Company approved an additional extension to the original Warrants A and Warrants B that were initially issued on July 8, 2008.

The Extension of the Common Stock Purchase Warrant "A" was extended and amended for a period of one year following the expiration date of March 31, 2011 (as extended in May 2009) to March 31, 2012.

The Extension of the Common Stock Purchase Warrant "B" was extended and amended for a period of one year following the expiration date of March 31, 2012 (as extended in May 2009) to March 31, 2013.

Item 9.01  Exhibits

Extension of Warrant A and Warrant B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  February 23, 2011

POWIN CORPORATION

By:	/s/ Ronald Horne
Ronald Horne
Chief Financial Officer